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                                                                   Exhibit 10.22

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (C) IF REGISTERED UNDER THE SECURITIES ACT.

                                                                     $620,000.00

DATE OF ISSUANCE:  December 14, 2000

                          EDGE TECHNOLOGY GROUP, INC.

                               Convertible Note

     EDGE TECHNOLOGY GROUP, INC., a Delaware corporation (together with its successors, the "Corporation"), for value received hereby promises to pay to:

                          CATALYST MASTER FUND, L.P.

(the "Holder") and registered assigns, the principal sum of Six Hundred Twenty Thousand Dollars ($620,000.00) ("Total Principal Amount"), on June 30, 2001 (the "Maturity Date") and to pay interest at such times and on such terms and conditions as specified herein.

1.   CERTAIN DEFINITIONS.

     The following terms as used herein shall have the following meanings:

     "Asset Sale" means any sale, transfer or other disposition (or series of related sales, transfers or dispositions) of the assets of the Corporation or any Subsidiary of the Corporation (including any sales or transfers of equity interests of other entities owned by the Corporation or any Subsidiary of the Corporation which equity interests do not constitute Subsidiaries of the Corporation), or sales of capital stock of any Subsidiary of the Corporation, including any disposition by means of a merger, consolidation or similar transaction other than a disposition of property or assets at fair market value in the ordinary course of business.

     "Change of Control" means (i) when any person or group of persons (within the meaning of Sections 13 and 14 of the Securities and Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission (the "Commission") relating to such Sections) other than the stockholders of the Corporation existing as of the date of this Convertible Note shall have acquired beneficial ownership (within the meaning of Rules

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13d-3 and 13d-5 promulgated by the Commission pursuant to the Exchange Act) of
50.1% or more of the outstanding shares of Common Stock of the Corporation after the date hereof, or (ii) when individuals constituting the Board of Directors of the Corporation on the date hereof (together with any new Directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Corporation was approved by a vote of at least 66% of the Directors then still in office whose election or nomination for election was previously so approved), cease for any reason to constitute at least two-thirds of the Board of Directors of the Corporation then in office.

     "Closing Bid Price" shall mean for any security as of any date, the lowest closing bid price as reported by Bloomberg, L.P. ("Bloomberg") on the principal securities exchange or trading market where such security is listed or traded or, if the foregoing does not apply, the lowest closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no lowest trading price is reported for such security by Bloomberg, then the average of the bid prices of any market-makers for such securities as reported in the "pink sheets" by the National Quotation Bureau, Inc. (as applicable, the "Principal Market"). If the lowest closing bid price cannot be calculated for such security on such date on any of the foregoing bases, the lowest closing bid price of such security on such date shall be the fair market value as mutually determined by the Holder and the Corporation for which the calculation of the closing bid price requires, and in the absence of such mutual determination, as determined by the Board of Directors of the Corporation in good faith.

     "Common Stock" means the common stock of the Corporation, par value $.01 per share.

     "Financing" means any public or private financing consummated through the issuance of debt or equity securities (including Derivative Securities, as such term is defined in Section 4.3(b) below) of the Corporation or any Subsidiary of the Corporation.

     "Person" means an individual, partnership, joint venture, corporation, trust, Tribunal, unincorporated organization, and government, or any department, agency, or political subdivision thereof.

     "Sale Event" means one of the following: (i) the occurrence of a Change of Control of the Corporation, (ii) a transfer of all or substantially all of the assets of the Corporation to any person or entity in a single transaction or series of related transactions, or (iii) a consolidation or merger of the Corporation with or into another person or entity in which the Corporation is not the surviving entity or survives solely as a wholly-owned subsidiary of another entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Corporation and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock).

     "Subsidiary" of any Person means any corporation, partnership, joint venture, trust or estate of which (or in which) 50% or more of:

          (a) the outstanding capital stock having voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of

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     any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency),

          (b) the interest in the capital or profits of such partnership or joint venture, or

          (c)  the beneficial interest of such trust or estate,

is at the time directly or indirectly owned by such Person, by such Person and one or more of its Subsidiaries or by one or more of such Person's Subsidiaries.

     "Trading Day" shall mean any business day in which at least 100 shares of Common Stock are traded on the Principal Market, or any business day in which any other automated quotation system or exchange on which the Common Stock is then traded is open for trading for at least four (4) hours, as applicable.

2.   INTEREST AND PRINCIPAL.

     2.1. Interest Rate, Payment of Interest and Calculation. The Corporation promises to pay interest in cash on the Total Principal Amount of this Convertible Note ("Convertible Note") outstanding from time to time at the rate of Eight Percent (8%) per annum (the "Interest Rate") or, if less, the maximum rate permitted by applicable law. Past due amounts (including interest, to the extent permitted by law) will also accrue interest at the Interest Rate plus four percent (4%) per annum or, if less, the maximum rate permitted by applicable law, and will be payable on demand. Interest on this Convertible Note will be calculated on the basis of a 360-day year of twelve 30 day months. The Corporation will pay interest on (i) the Maturity Date, (ii) each Conversion Date (as hereafter defined), and (iii) the date the principal amount of this Convertible Note shall be declared to be or shall automatically become due and payable, on the principal sum hereof outstanding, until payment in full of the principal sum hereof has been made.

     2.2.      Payment of Principal.
               (a) The Corporation shall repay the unpaid principal balance of this Convertible Note on the Maturity Date.

               (b) The Corporation shall be obligated to prepay all or a portion of this Convertible Note from 100% of the net cash proceeds available from any consummated Asset Sale or Financing.

               (c) The Corporation may voluntarily prepay this Convertible Note prior to the Maturity Date upon twenty (20) days prior notice to the Holder, whereupon the Holder shall have the right to convert this Convertible Note pursuant to Article 4 hereof.

     2.3. Method of Payment. The Corporation will pay in cash all sums becoming due on this Convertible Note for principal, interest or otherwise by wire transfer of immediately available funds to the Holder of this Convertible
Note in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and

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private debts at the address specified for such purpose below the Holder's name above, or by such other method or at such other address as such Holder shall have from time to time specified to the Corporation in writing for such purpose, without the presentation or surrender of this Convertible Note.

     2.4. Collateral Security. Payment of the Convertible Note is secured by the Security Agreement dated the date hereof between the Holder and the Corporation (as the same may be amended or modified from time to time, the "Security Agreement").

3.   REGISTRATION.

     3.1. Record Ownership. The Corporation shall maintain a register of the Holder of this Convertible Note (the "Register") showing its name and address and the serial number and principal amount of Convertible Note issued to or transferred of record by it from time to time. The Register may be maintained in electronic, magnetic or other computerized form. The Corporation may treat the Person named as the Holder in the Register as the sole owner of this Convertible Note. The Holder (as properly noted in the Register) is the Person exclusively entitled to receive payments on this Convertible Note, receive notifications with respect to this Convertible Note, convert it into Common Stock and otherwise exercise all of the rights and powers as the absolute owner hereof.

     3.2. Registration of Transfer. Transfers of this Convertible Note may be registered on the Register. Transfers shall be registered when this Convertible Note is presented to the Corporation with a request to register the transfer hereof and the Convertible Note is accompanied by a written instrument of transfer in form reasonably satisfactory to the Corporation, duly executed by the Holder thereof or his attorney duly authorized in writing, reasonable assurances are given that the endorsements are genuine and effective, and the Corporation has received evidence reasonably satisfactory to it that such transfer is rightful and in compliance with this Convertible Note and all applicable laws, including state and Federal securities laws. When this Convertible Note is presented for transfer and duly transferred hereunder, it shall be canceled and a new Convertible Note showing the name of the transferee as the record holder thereof shall be issued in lieu hereof. When this Convertible Note is presented to the Corporation with a reasonable request to exchange it for an equal principal amount of Convertible Notes of other denominations, the Corporation shall make such exchange and shall cancel this Convertible Note and issue in lieu thereof Convertible Notes having a total principal amount equal to the outstanding principal amount of this Convertible
Note in the denominations requested by the Holder.

     3.3. Worn and Lost Securities. If this Convertible Note becomes worn, defaced or mutilated but is still substantially intact and recognizable, the Corporation or its agent may issue a new Convertible Note in lieu hereof upon its surrender bearing a number not contemporaneously outstanding. Where the Holder claims that the Convertible Note has been lost, destroyed or wrongfully taken, the Corporation shall issue a new Convertible Note in place of the original Convertible Note bearing a number not contemporaneously outstanding if the Holder so requests by written notice to the Corporation actually received by the Corporation before it is notified that the Convertible Note has been acquired by a bona fide purchaser and the

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Holder has delivered to the Corporation an indemnity bond in such amount and issued by such surety as the Corporation deems reasonably satisfactory together with an affidavit of the Holder setting forth the facts concerning such loss, destruction or wrongful taking and such other information in such form with such proof or verification as the Corporation may reasonably request.

4.   CONVERSION AT THE OPTION OF THE HOLDER

     4.1.
               (a) Optional Conversion. At the option of the Holder and at any time or from time to time, all or any portion of the outstanding principal balance of this Convertible Note may be converted into that certain number of fully paid and nonassessable shares of Common Stock as is determined by dividing such applicable balance of this Convertible Note by the Conversion Price (the "Conversion Shares").

               (b)  Conversion Price. Subject to adjustment pursuant to Section
     4.3 below, the "Conversion Price" shall be One Dollar and Fifty Cents ($1.50) per share of Common Stock.

     4.2.      Conversion Procedures.

               (a) The conversion of this Convertible Note will be deemed to have been effected as of the close of business on the date on which the Holder delivers a notice of conversion (including via telecopy) to the Corporation of the conversion of this Convertible Note (the "Conversion Date"). Within five (5) Business Days of the Conversion Date, the Holder shall surrender this Convertible Note at the principal office of the Corporation. On the Conversion Date, the rights of the Holder of this Convertible Note will cease and the Person or Persons in whose name or names any certificate or certificates for Conversion Shares are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

               (b) As soon as possible after a conversion has been effected (but in any event within five (5) Business Days), the Corporation will deliver to the converting Holder a certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting Holder has specified.

               (c) The issuance of certificates for shares of Common Stock upon conversion of this Convertible Note will be made without charge to the Holder for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock. Upon conversion of this Convertible Note, the Corporation will take all such actions as are necessary in order to insure that the Common Stock issuable with respect to such conversion will be validly issued, fully paid and nonassessable.

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               (d)  If any fractional interest in a share of Common Stock would, except for the provisions of this subparagraph (d), be deliverable upon any conversion of this Convertible Note, the Corporation, in lieu of delivering the fractional share therefor, will pay an amount to the Holder thereof equal to the fair market value of such fractional interest as of the date of conversion.

               (e) All accrued unpaid interest on this Convertible Note shall be payable upon conversion in cash; provided, however, at the sole option
                                         --------  -------
     of the Holder, such accrued unpaid interest may be added to principal and converted into Conversion Shares in connection with any conversion of this Convertible Note.

     4.3. Adjustments. The Conversion Price shall be subject to adjustment from time to time as follows:

               (a)  Share Reorganization. If and whenever the Corporation shall:

                    (i) subdivide the outstanding shares of Common Stock into a greater number of shares;

                    (ii) consolidate the outstanding shares of Common Stock into a smaller number of shares;

                    (iii) issue Common Stock or securities convertible into or exchangeable for shares of Common Stock as a stock dividend to all or substantially all the holders of Common Stock; or

                    (iv) make a distribution on the outstanding Common Stock to all or substantially all the holders of Common Stock payable in Common Stock or securities convertible into or exchangeable for Common Stock;

(any of such events being herein called a "Share Reorganization"), then in each such case the Conversion Price shall be adjusted, effective immediately after the record date at which the holders of Common Stock are determined for the purposes of the Share Reorganization or, if no record date is fixed, the effective date of the Share Reorganization, by multiplying the applicable Conversion Price in effect on such record or effective date, as the case may be, by a fraction of which:

                    (I) the numerator shall be the number of shares of Common Stock outstanding on such record or effective date (without giving effect to the transaction); and

                    (II) the denominator shall be the number of shares of Common Stock outstanding after giving effect to such Share Reorganization, including, in the case of a distribution of securities convertible into or exchangeable for shares of Common Stock, the number of shares of Common Stock that would have been outstanding if such securities had been converted into or exchanged for Common Stock on such record or effective date.

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          (b)       Rights Offering. If and whenever the Corporation shall issue to all or substantially all the holders of Common Stock, rights, options or warrants under which such holders are entitled, during a period expiring not more than forty-five (45) days after the record date of such issue, to subscribe for or purchase Common Stock (or securities convertible into or exchangeable or exercisable for equity securities (collectively, the "Derivative Securities")), at a price per share (or, in the case of Derivative Securities, at an exchange or conversion price per share at the date of issue of such securities) of less than 95% of the Market Price of the Common Stock on such record date (any such event being herein called a "Rights Offering"), then in each such case the Conversion Price shall be adjusted, effective immediately after the record date at which holders of Common Stock are determined for the purposes of the Rights Offering, by multiplying the Conversion Price in effect on such record date by a fraction of which:

          (i)       the numerator shall be the sum of:

                    (I) the number of shares of Common Stock outstanding on such record date; and

                    (II)   a number obtained by dividing:

                           (A)  either,

                                (x)   the product of the total number of shares
     of Common Stock so offered for subscription or purchase and the price at which such shares are so offered, or

                                (y)   the product of the maximum number of
     shares of Common Stock into or for which the convertible or exchangeable securities so offered for subscription or purchase may be converted or exchanged and the conversion or exchange price of such securities, or, as the case may be, by

                           (B) the Market Price of the Common Stock on such record date; and

          (ii)   the denominator shall be the sum of:

                    (I) the number of shares of Common Stock outstanding on such record date; and

                    (II) the number of shares of Common Stock so offered for subscription or purchase (or, in the case of Derivative Securities, the maximum number of shares of Common Stock for or into which the securities so offered for subscription or purchase may be converted or exchanged).

To the extent that such rights, options or warrants are not exercised prior to the expiry time

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thereof, the Conversion Price shall be readjusted effective immediately after such expiry time to the Conversion Price which would then have been in effect upon the number of shares of Common Stock (or Derivative Securities) actually delivered upon the exercise of such rights, options or warrants. For purposes of this Convertible Note, "Market Price" shall mean the lowest Closing Bid Price of the Common Stock during the twenty (20) Trading Day period ending one (1) Trading Day prior to the applicable date.

          (c) Special Distribution. If and whenever the Corporation shall issue or distribute to all or substantially all the holders of Common Stock:

               (i) shares of the Corporation of any class, other than Common Stock;

               (ii)   rights, options or warrants; or

               (iii) any other assets (excluding cash dividends and equivalent dividends in shares paid in lieu of cash dividends in the ordinary course);

and if such issuance or distribution does not constitute a Share Reorganization or a Rights Offering (any such event being herein called a "Special Distribution"), then in each such case the Conversion Price shall be adjusted, effective immediately after the record date at which the holders of Common Stock are determined for purposes of the Special Distribution, by multiplying the Conversion Price in effect on such record date by a fraction of which:

                      (I)   the numerator shall be the difference between:

                                (x)   the product of the number of shares of
     Common Stock outstanding on such record date and the Market Price of the Common Stock on such date; and

                                (y)   the fair market value, as determined by
     the Directors (whose determination shall be conclusive), to the holders of Common Stock of the shares, rights, options, warrants, evidences of indebtedness or other assets issued or distributed in the Special Distribution (net of any consideration paid therefor by the holders of Common Stock), and

                      (II) the denominator shall be the product of the number of shares of Common Stock outstanding on such record date and the Market Price of the Common Stock on such date.

               (d)    Capital Reorganization. If and whenever there shall occur:

                      (i) a reclassification or redesignation of the shares of Common Stock or any change of the shares of Common Stock into other shares, other than in a Share Reorganization;

CONVERTIBLE NOTES - Page 8
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                      (ii)  a consolidation or merger of the Corporation with,
     or into another entity; or

                      (iii) the merger of the Corporation with another entity in which the Corporation survives as a wholly-owned subsidiary of another entity; or

                      (iv) the transfer of all or substantially all of the assets of the Corporation to another entity;

(any such event being herein called a "Capital Reorganization"), then in each such case the Holder who exercises the right to convert this Convertible Note after the effective date of such Capital Reorganization shall be entitled to receive and shall accept, upon the exercise of such right, in lieu of the number of shares of Common Stock to which such Holder was theretofore entitled upon the exercise of the conversion privilege, the aggregate number of shares or other securities or property of the Corporation or of the entity resulting from such Capital Reorganization that such Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, such Holder had been the holder of the number of shares of Common Stock to which such Holder was theretofore entitled upon conversion of this Convertible Note; provided, however, that no such Capital Reorganization shall be consummated
-----------------
unless all necessary steps shall have been taken so that such Holder shall thereafter be entitled to receive such number of shares or other securities of the Corporation or of the entity resulting from such Capital Reorganization, subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained above.

          (e) Purchase Price Adjustments. In case at any time and from time to time the Corporation shall issue any shares of Common Stock or Derivative Securities (the number of shares so issued, or issuable upon conversion or exercise of such Derivative Securities, as applicable, being referred to as the "Additional Shares of Common Stock") for consideration less than the Conversion Price at the date of issuance of such shares of Common Stock or Derivative Securities, as applicable, in each such case the Conversion Price shall, concurrently with such issuance, be reduced to a price determined by multiplying the Conversion Price immediately prior to such event by a fraction: (I) the numerator of which shall be the sum of
     (x) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus (y) the number of shares of Common Stock that the aggregate consideration received by the Corporation for the total number of such Additional Shares of Common Stock so issued would purchase at the Conversion Price and (II) the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to the issuance of Additional Shares of Common Stock plus (y) the number of such Additional Shares of Common Stock so issued or sold.

          (f) Adjustment Rules. The following rules and procedures shall be applicable to adjustments made in this Article 4:

                 (i) no adjustment in the Conversion Price shall be required unless such adjustment would result in a change of at least 1% in the Conversion Price then in

CONVERTIBLE NOTES - Page 9
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     effect; provided, however, that any adjustments which, but for the
             -----------------
     provisions of this clause would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment;

                 (ii) if any event occurs of the type contemplated by the adjustment provisions of this Article 4 but not expressly provided for by such provisions, the Corporation will give notice of such event as provided herein, and the Corporation's Board of Directors will make an appropriate adjustment in the Conversion Price so that the rights of the Holder shall not be diminished by such event; and

                 (iii) if a dispute shall at any time arise with respect to any adjustment of the Conversion Price, such dispute shall be conclusively determined by the auditors of the Corporation or, if they are unable or unwilling to act, by a firm of independent certified public accountants selected by the Board of Directors of the Corporation and any such determination shall be binding upon the Corporation and the Holder.

          (g) Certificate as to Adjustment. The Corporation shall from time to time promptly after the occurrence of any event which requires an adjustment in the Conversion Price deliver to the Holder a certificate specifying the nature of the event requiring the adjustment, the amount of the adjustment necessitated thereby, the Conversion Price after giving effect to such adjustment and setting forth, in reasonable detail, the method of calculation and the facts upon which such calculation is based.

          (h) Notice to Holders. If the Corporation shall fix a record date for:

                 (i) any Share Reorganization (other than the subdivision of outstanding Common Stock into a greater number of shares or the consolidation of outstanding Common Stock into a smaller number of shares),

                 (ii)   any Rights Offering,

                 (iii)  any Special Distribution,

                 (iv) any Capital Reorganization (other than a reclassification or redesignation of the Common Stock into other shares),

                 (v)    any cash dividend, or

                 (vi)   any Sale Event; then

the Corporation shall, not less than ten (10) days prior to such record date or, if no record date is fixed, prior to the effective date of such event, give to the Holder notice of the particulars of the proposed event or the extent that such particulars have been determined at the time of giving the notice.

     4.4. Reservation of Shares. The Corporation hereby represents and warrants that (i) the Board of Directors of the Corporation has duly authorized the issuance of this Convertible

CONVERTIBLE NOTES - Page 10
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Note by the Corporation and the Corporation has reserved for issuance from the authorized but unissued Common Stock of the Corporation a sufficient number of shares of Common Stock to provide for conversion in full of this Convertible Note (giving effect to the option of the Holder to accept payment of all accrued and unpaid interest as shares of Common Stock) into Conversion Shares, and (ii) Holder shall receive upon conversion in full of this Convertible Note duly authorized and unissued shares of Common Stock, which shall be fully paid, non-assessable and issued free and clear of all liens, claims and encumbrances.

5.   EVENTS OF DEFAULT.

     5.1. Events of Default. Any one or more of the following shall constitute an Event of Default ("Event of Default") hereunder:
                                 ----------------

               (a) failure of the Corporation to pay any installment of principal of or interest on this Convertible Note or on any other indebtedness of the Corporation to Holder when due; or

               (b) failure of the Corporation to comply with any covenant, agreement or other obligation set forth in the Security Agreement; or

               (c) the bankruptcy or insolvency of, the assignment for the benefit of creditors by, or the appointment of a receiver for any of the property of, or the liquidation, termination, dissolution or death or legal incapacity of, the Corporation or any other party liable for the payment of this Convertible Note, whether as maker, endorser, guarantor, surety or otherwise.

If any Event of Default shall have occurred and be continuing, then, and in every such occurrence, the Holder may, by notice to the Corporation, declare this Convertible Note to be, and the Convertible Note shall thereon become, immediately due and payable at the Repayment Price (as hereafter defined); provided that in the case of any of the Events of Default specified in Section
--------
5.1(c) above, then, without any notice to the Corporation or any other act by Holder, the entire amount of the Convertible Note shall become immediately due and payable at the Repayment Price; provided further, if any Event of Default
                                    ----------------
has occurred and is continuing, and irrespective of whether this Convertible Note has been declared immediately due and payable hereunder, the Holder may proceed to protect and enforce the rights of such Holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law or otherwise. The Repayment Price shall mean the sum of
(i) the principal amount of, and all accrued and unpaid interest on, the Convertible Note outstanding and (ii) if a positive number, the Premium Amount, where Premium Amount means the difference, if a positive number, between (A) the product of (x) the number of shares of Common Stock into which the Convertible
Note is then convertible at the then current Conversion Price and (y) the average Closing Bid Price for the five (5) Trading Days through and including the Trading Day immediately preceding the applicable date the Convertible Notes are repaid and (B) the principal amount of, and accrued and unpaid interest on, the Convertible Note outstanding.

CONVERTIBLE NOTES - Page 11

     5.2. Powers and Remedies Cumulative. No right or remedy herein conferred upon or reserved to Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Every power and remedy given by this Convertible Note or by law may be exercised from time to time, and as often as shall be deemed expedient, by the Holder.

     5.3.      Payment of Additional Amounts.

               (a) Any and all payments by the Corporation hereunder to the Holder and each "qualified assignee" thereof shall be made free and clear of and without deduction or withholding for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (all such taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes") unless such Taxes are required by law or the administration thereof to be deducted or withheld. If the Corporation shall be required by law or the administration thereof to deduct or withhold any Taxes from or in respect of any sum payable with respect to the Convertible Note (i) the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional amounts paid under this Paragraph) such Holder receives an amount equal to the sum it would have received if no such deduction or withholding had been made; (ii) the Corporation shall make such deductions or withholdings; and (iii) the Corporation shall forthwith pay the full amount deducted or withheld to the relevant taxation or other authority in accordance with applicable law. A "qualified assignee" of the Holder is a person that is organized under the laws of (I) the United States or (II) any jurisdiction other than the United States or any political subdivision thereof and that (y) represents and warrants to the Corporation that payments of the Corporation to such assignee under applicable law would not be subject to any Taxes and (z) from time to time, as and when requested by the Corporation, executes and delivers to the Corporation and the Internal Revenue Service forms, and provides the Corporation with any information, necessary to establish such assignee's continued exemption from Taxes under applicable law.

               (b) The Corporation shall forthwith pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies (all such taxes, charges and levies hereinafter referred to as "Other Taxes") which arise from any payment made under this Convertible Note or the transactions contemplated hereby.

               (c) The Corporation shall indemnify the Holder or its qualified assignee, for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Paragraph) paid by the Holder or its qualified assignee, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be

CONVERTIBLE NOTES - Page 12
     made within thirty (30) days from the date such Holder or assignee makes written demand therefor. A certificate as to the amount of such Taxes or Other Taxes submitted to the Corporation by such Holder or its assignee shall be conclusive evidence of the amount due from the Corporation to such party.

               (d) Within thirty (30) days after the date of any payment of Taxes, the Corporation will furnish to the Holder the original or a certified copy of a receipt evidencing payment thereof.

     5.4. Modification of Convertible Note. This Convertible Note may be modified with the written consent of the Holder and the Corporation.

     5.5. Notices. Any notice or communication to the Corporation shall be duly given if in writing and delivered in the manner and at the addresses specified in the Security Agreement.

     5.6. Successors. All agreements of the Corporation in this Convertible Note shall bind its successors.

     5.7. Severability. In case any provision in this Convertible Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

     5.8. Representations and Warranties of Original Holder. The original Holder of this Convertible Note represents and warrants to the Corporation as follows:

               (a) The Holder is an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act and this Convertible Note is being acquired for its own account and, as of the date hereof, not with a view toward any distribution thereof except in compliance with applicable United States federal and state securities laws.

               (b) The Holder understands that neither the Convertible Note nor the shares of Common Stock issuable upon conversion hereof, have been registered under the Securities Act of 1933, as amended, and, accordingly, such securities may not be transferred or sold except in compliance with the terms of this Convertible Note or pursuant to an exemption from the registration requirements of applicable United States federal and state securities laws.

     5.9. Miscellaneous. This Convertible Note shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of said State. The parties hereto, including all guarantors or endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Convertible Note, except as specifically provided herein, and assent to extensions of the time of payment, or forbearance or other indulgence without notice. The Corporation hereby irrevocably waives

CONVERTIBLE NOTES - Page 13
any and all right to trial by jury in any legal proceeding arising out of or relating to this Convertible Note.

     The Holder by acceptance of this Convertible Note agrees to be bound by the provisions of this Convertible Note which are expressly binding on such Holder.

                           [Signature Page Follows]



CONVERTIBLE NOTES - Page 14

     IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.


Dated:  December 14, 2000.

                              EDGE TECHNOLOGY GROUP, INC.


                              By:    /s/ Pierre Koshakji
                                    ------------------------------------------

                              Name:  Pierre Koshakji
                                    ------------------------------------------

                              Title: President
                                    ------------------------------------------

                               SECURITY AGREEMENT
                               ------------------


     THIS SECURITY AGREEMENT (the "Agreement") dated as of December 14, 2000
                                   ---------
between Edge Technology Group, Inc., a Delaware corporation (the "Debtor"), and Catalyst Master Fund, L.P. (the "Secured Party").
                                 -------------

                               R E C I T A L S:
                               ---------------

     WHEREAS, the Secured Party has as of the date hereof made a $620,000 loan (the "Loan") to the Debtor and the Debtor has executed and delivered to Secured
      ----
Party its Convertible Note dated the date hereof in the original principal amount of $620,000 (as the same may be amended, renewed, extended, restated, replaced, substituted, supplemented, or otherwise modified from time to time, the "Note") to evidence the Loan; and
     ----

     WHEREAS, execution and delivery of this Agreement is a condition to the Secured Party making the Loan;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt, and sufficiency of which are hereby acknowledged, and in order to induce the Secured Party to make the Loan, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     Section 1.01.  Definitions.  As used in this Agreement, the following terms
                    -----------
have the following meanings:

     "Account" means any "account," as such term is defined in Article or
      -------
Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all rights of the Debtor to payment for goods sold or leased or services rendered, whether or not earned by performance, (b) all accounts receivable of the Debtor, (c) all rights of the Debtor to receive any payment of money or other form of consideration, (d) all security pledged, assigned, or granted to or held by the Debtor to secure any of the foregoing, (e) all guaranties of, or indemnifications with respect to, any of the foregoing, and (f) all rights of the Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation and resale.

     "Borrower" means the Debtor.
      --------

     "Broker" means any "broker," as such term is defined in Article or Chapter
      ------
8 of the UCC, and in any event shall include, but not be limited to, any Person defined as a broker or dealer under the federal securities laws, but without excluding a bank acting in that capacity.

SECURITY AGREEMENT - Page 1
------------------

     "Chattel Paper" means any "chattel paper," as such term is defined in
      -------------
Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor.

     "Clearing Corporation" means any "clearing corporation," as such term is
      --------------------
defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any (a) Person that is registered as a "clearing agency" under the federal securities laws, (b) federal reserve bank, or (c) other Person that provides clearance or settlement services with respect to Financial Assets that would require it to register as a clearing agency under the federal securities laws but for an exclusion or exemption from the registration requirement, if its activities as a clearing corporation, including promulgation of rules, are subject to regulation by a federal or state governmental authority.

     "Collateral" has the meaning specified in Section 2.01 of this Agreement.
      ----------                               ------------

     "Commodity Account" means any commodity account, now owned or hereafter
      -----------------
acquired by the Debtor, including, without limitation, all accounts maintained by a Commodity Intermediary in which a Commodity Contract is carried for the Debtor.

     "Commodity Contract" means any commodity contract, and includes, without
      ------------------
limitation, a commodity futures contract, a commodity option, or other contract that, in each case, is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws, or (b) traded on a foreign commodity board of trade, exchange, or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

     "Commodity Customer" means any Person for whom a Commodity Intermediary
      ------------------
carries a Commodity Contract on its books.

     "Commodity Intermediary" means (a) a Person who is registered as a futures
      ----------------------
commission merchant under the federal commodities laws, or (b) a Person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to the federal commodities laws.

     "Copyright License" means any written agreement now or hereafter in
      -----------------
existence granting to the Debtor any right to use any Copyright including, without limitation, the agreements identified on Schedule 3 hereto.
                                                 ----------

     "Copyrights" means all of the following: (a) all copyrights, works
      ----------
protectable by copyright, copyright registrations and copyright applications of the Debtor, including, without limitation, those set forth on Schedule 3 hereto;
                                                              ----------
(b) all renewals, extensions and modifications thereof; (c) all income, royalties, damages, profits and payments relating to or payable under any of the foregoing; (d) the right to sue for past, present or future infringements of any of the foregoing; (e) all other rights and benefits relating to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing; in each case, whether now owned or hereafter acquired by the Debtor.

SECURITY AGREEMENT - Page 2
------------------

     "Copyright Security Agreement" means the copyright security agreement to be
      ----------------------------
executed and delivered by the Debtor to the Secured Party, substantially in the form of Exhibit A hereto, as such agreement may hereafter be amended,
        ---------
supplemented or otherwise modified from time to time.

     "Default" means any Event of Default, whether or not any requirement in
      -------
connection with such event for the giving of notice, lapse of time or happening of any further condition has been satisfied.

     "Deposit Accounts" means any and all deposit accounts, bank accounts or
      ----------------
investment accounts now owned or hereafter acquired or opened by the Debtor, and any account which is a replacement or substitute for any of such accounts, together with all monies, Instruments and other property deposited therein and all balances therein and all investments made with funds deposited therein or otherwise held in connection therewith including, without limitation, indebtedness (howsoever evidenced) and/or securities issued or guaranteed by the government of the United States of America, certificates of deposit and all contract rights, General Intangibles, contracts, Instruments, Investment Property, Security Entitlements, Financial Assets, Commodity Contracts and other Documents now or hereafter existing with respect thereto, including, but not limited to, any and all renewals, extensions, reissuances and replacements and substitutions therefor with all earnings, profits or other Proceeds therefrom in the form of interest or otherwise.

     "Document" means any "document," as such term is defined in Article or
      --------
Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, including, without limitation, all documents of title and all receipts covering, evidencing or representing goods now owned or hereafter acquired by the Debtor.

     "Entitlement Holder" means any Person identified in the records of a
      ------------------
Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary.

     "Equipment" means any "equipment," as such term is defined in Article or
      ---------
Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, all machinery, equipment, furniture, fixtures, trade fixtures, trailers, rolling stock, vessels, aircraft and vehicles now owned or hereafter acquired by the Debtor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

     "Event of Default" shall have the meaning set forth in the Note.
      ----------------

     "Financial Asset" means any financial asset, and in any event shall
      ---------------
include, but not be limited to, any (a) Security, (b) obligation of a Person or a share, participation or other interest in a Person or in property or an enterprise of a Person, which is, or is of a type, dealt in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment, and (c) any property that is held by a Securities Intermediary for another Person in a Securities Account if the Securities Intermediary has expressly agreed with the other Person that the property is to be treated as a Financial Asset under Article or Chapter 8 of the UCC.

SECURITY AGREEMENT - Page 3
------------------

     "General Intangibles" means any "general intangibles," as such term is
      -------------------
defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all of the Debtor's service marks, trade names, trade secrets, registrations, goodwill, franchises, licenses, permits, proprietary information, customer lists, designs and inventions; (b) all of the Debtor's books, records, data, plans, manuals, computer software, computer tapes, computer disks, computer programs, source codes, object codes and all rights of the Debtor to retrieve data and other information from third parties; (c) all of the Debtor's contract rights, partnership interests, joint venture interests, securities, deposit accounts, investment accounts and certificates of deposit; (d) all rights of the Debtor to payment under letters of credit and similar agreements; (e) all tax refunds and tax refund claims of the Debtor; (f) all choses in action and causes of action of the Debtor (whether arising in contract, tort or otherwise and whether or not currently in litigation) and all judgments in favor of the Debtor; (g) all rights and claims of the Debtor under warranties and indemnities; and (h) all rights of the Debtor under any insurance, surety or similar contract or arrangement.

     "Instrument" means any "instrument," as such term is defined in Article or
      ----------
Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include all promissory notes, drafts, bills of exchange and trade acceptances of the Debtor, whether now owned or hereafter acquired.

     "Intellectual Property" means the Copyrights, Copyright Licenses, Patents,
      ---------------------
Patent Licenses, Trademarks and Trademark Licenses.

     "Inventory" means any "inventory," as such term is defined in Article or
      ---------
Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all goods and other personal property of the Debtor that are held for sale or lease or to be furnished under any contract of service; (b) all raw materials, work-in-process, finished goods, inventory, supplies and materials of the Debtor; (c) all wrapping, packaging, advertising and shipping materials of the Debtor; (d) all goods that have been returned to, repossessed by or stopped in transit by the Debtor; and (e) all Documents evidencing any of the foregoing.

     "Investment Property" means any investment property, now owned or hereafter
      -------------------
acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor:
(a) any Security, whether certificated or uncertificated; (b) any Security Entitlement; (c) any Securities Account; (d) any Commodity Contract; and (e) any Commodity Account.

     "Issuer" means any "issuer," as such term is defined in Article or Chapter
      ------
8 of the UCC, and in any event shall include, but not be limited to, any Person that, with respect to an obligation on or a defense to a Security, (a) places or authorizes the placing of its name on a Security Certificate, other than as authenticating trustee, registrar, transfer agent, or the like, to evidence a share, participation, or other interest in its property or in an enterprise, or to evidence its duty to perform an obligation represented by the certificate;
(b) creates a share, participation,

SECURITY AGREEMENT - Page 4
------------------
or other interest in its property or in an enterprise, or undertakes an obligation, that is an Uncertificated Security; (c) directly or indirectly creates a fractional interest in its rights or property, if the fractional interest is represented by a Security Certificate; or (d) becomes responsible for, or in the place of, another Issuer.

     "Obligations" means all obligations, indebtedness and liabilities of the
      -----------
Debtor under the Note.

     "Patent License" means any written agreement now or hereafter in existence
      --------------
granting to the Debtor any right to use any invention on which a Patent is in existence including, without limitation, the agreements described on Schedule 3
                                                                     ----------
hereto.

     "Patents" means all of the following: (a) all patents, patent applications
      -------
and patentable inventions of the Debtor, including, without limitation, those set forth on Schedule 3 hereto, and all of the inventions and improvements
             ----------
described and claimed therein; (b) all continuations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part or reissues of any of the foregoing; (c) all income, royalties, profits, damages, awards and payments relating to or payable under any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; (e) all other rights and benefits relating to any of the foregoing throughout the world; and (f) all goodwill associated with any of the foregoing; in each case, whether now owned or hereafter acquired by the Debtor.

     "Patent Security Agreement" means the patent security agreement to be
      -------------------------
executed and delivered by the Debtor to the Secured Party, substantially in the form of Exhibit B hereto, as such agreement may hereafter be amended,
        ---------
supplemented or otherwise modified from time to time.

     "Permitted Liens" means Liens and security interests in favor of the
      ---------------
Secured Party.

     "Pledged Collateral" has the meaning specified in Section 4.16(b)(i) of
      ------------------                               ------------------
this Agreement.

     "Pledged Shares" means the shares of capital stock or other equity,
      --------------
partnership or membership interests described on Schedule 4 attached hereto and
                                                 ----------
incorporated herein by reference.

     "Proceeds" means any "proceeds," as such term is defined in Article or
      --------
Chapter 9 of the UCC and, in any event, shall include, but not be limited to,
(a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Debtor from time to time with respect to any of the Collateral,
(b) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting, or purporting to act, for or on behalf of any governmental authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

SECURITY AGREEMENT - Page 5
------------------

     "Securities Account" means any account to which a Financial Asset is or may
      ------------------
be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise the rights that comprise the Financial Asset.

     "Securities Intermediary" means any (a) Clearing Corporation, or (b)
      -----------------------
Person, including a bank or Broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity.

     "Security" means any "security," as such term is defined in Article or
      --------
Chapter 8 of the UCC and, in an event, shall include, but not be limited to, any obligation of an Issuer or a share, participation, or other interest in an issuer or in property or an enterprise or an Issuer: (a) which is represented by a Security Certificate in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the Issuer; (b) which is one of a class or series or by its terms is divisible into a class or series of shares, participations, interests, or obligations; and (c) which (i) is, or is of a type, dealt in or traded on securities exchanges or securities markets; or (ii) is a medium for investment and by its terms expressly provides that it is a security governed by Article or Chapter 8 of the UCC.

     "Security Certificate" means any certificate representing a Security.
      --------------------

     "Security Entitlement" means any the rights and property interest of an
      --------------------
Entitlement Holder with respect to a Financial Asset.

     "Trademark License" means any written agreement now or hereafter in
      -----------------
existence granting to the Debtor any right to use any Trademark, including, without limitation, the agreements identified on Schedule 3 hereto.
                                                 ----------

     "Trademarks" means all of the following: (a) all trademarks, trade names,
      ----------
corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, including, without limitation, those described in Schedule
                                                                       --------
3 hereof; (b) all reissues, extensions and renewals thereof; (c) all income,
-
royalties, damages and payments now or hereafter relating to or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (e) the right to sue for past, present and future infringements of any of the foregoing; (f) all rights corresponding to any of the foregoing throughout the world; and (g) all goodwill associated with and symbolized by any of the foregoing; in each case, whether now owned or hereafter acquired by the Debtor.

     "Trademark Security Agreement" means the trademark security agreement to be
      ----------------------------
executed and delivered by the Debtor to the Secured Party, substantially in the form of Exhibit C
        ---------

SECURITY AGREEMENT - Page 6
------------------
hereto, as such agreement may hereafter be amended, supplemented or otherwise modified from time to time.

     "UCC" means the Uniform Commercial Code as in effect in the State of Texas;
      ---
provided, that if, by applicable law, the perfection or effect of perfection or non-perfection of the security interest created hereunder in any Collateral is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or the effect of perfection or non-perfection.

     "Uncertificated Security" means any "uncertificated security," as such term
      -----------------------
is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any Security that is not represented by a certificate.

     Section 1.02.  Other Definitional Provisions. References to "Sections,"
                    -----------------------------
"subsections," "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations. References to particular sections of the UCC should be read to refer also to parallel sections of the Uniform Commercial Code as enacted in each state or other jurisdiction where any portion of the Collateral is or may be located.

                                  ARTICLE II

                               Security Interest
                               -----------------

     Section 2.01.  Security Interest.  As collateral security for the prompt
                    -----------------
payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration or otherwise), the Debtor hereby pledges and assigns (as collateral) to the Secured Party, and grants to the Secured Party a continuing lien on and security interest in, all of the Debtor's right, title and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):

     (a)      all Accounts;

     (b)      all Chattel Paper;

     (c)      all Instruments;

     (d)      all General Intangibles;

     (e)      all Documents;

     (f)      all Equipment;

SECURITY AGREEMENT - Page 7
------------------

     (g)      all Inventory;

     (h)      all Intellectual Property;

     (i)      all Investment Property;

     (j) all Deposit Accounts of the Debtor and all funds, certificates, Documents, Instruments, checks, drafts, wire transfer receipts and other earnings, profits or other Proceeds from time to time representing, evidencing, deposited into or held in the Deposit Accounts (including, without limitation, in the form of interest);

     (k) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the Pledged Shares;

     (l) all additional shares of stock of the Subsidiaries of the Debtor from time to time owned or acquired by the Debtor in any manner, and the certificates and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such shares;

     (m) all indebtedness from time to time owed to the Debtor by the Subsidiaries of the Debtor and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such indebtedness;

     (n) the proceeds, in cash or otherwise, of any of the property described in the foregoing clauses (a) through (m) and all liens,
                                         -----------         ---
              security, rights, remedies and claims of the Debtor with respect thereto;

     (o) all other goods and personal property of the Debtor of any kind or character, whether tangible or intangible, including, without limitation, any and all rights in and claims under insurance policies, judgments and rights thereunder, and tort claims; and

     (p)      all Proceeds and products of any or all of the foregoing.

     Section 2.02.  Debtor Remains Liable.  Notwithstanding anything to the
                    ---------------------
contrary contained herein, (a) the Debtor shall remain liable under the contracts, agreements, documents and instruments included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of its rights or remedies hereunder shall not release the Debtor from any of its duties or obligations under the contracts, agreements, documents and instruments included in the Collateral, and
(c) the Secured Party shall not have any indebtedness,

SECURITY AGREEMENT - Page 8
------------------
liability or obligation under any of the contracts, agreements, documents and instruments included in the Collateral by reason of this Agreement, and the Secured Party shall not be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     Section 2.03.  Delivery of Collateral.  All certificates or instruments
                    ----------------------
representing or evidencing the Pledged Shares, any Instruments or Chattel Paper or any other Collateral including, without limitation, any Investment Property, promptly upon the Debtor gaining any rights therein, shall be delivered to and held by or on behalf of the Secured Party pursuant hereto in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Secured Party. After the occurrence and during the continuation of a Default or an Event of Default, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing any Pledged Collateral in its possession for certificates or instruments of smaller or larger denominations.

                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

     To induce the Secured Party to enter into this Agreement and make the Loan, the Debtor represents and warrants to the Secured Party that:

     Section 3.01. Title. The Debtor is, and with respect to Collateral acquired
                   -----
after the date hereof the Debtor will be, the legal and beneficial owner of the Collateral free and clear of any Lien or other encumbrance, except for Permitted Liens.

     Section 3.02.  Accounts.  Unless the Debtor has given the Secured Party
                    --------
written notice to the contrary, whenever the security interest granted hereunder attaches to an Account, the Debtor shall be deemed to have represented and warranted to the Secured Party as to each of its Accounts that (a) each Account is genuine and in all respects what it purports to be, (b) each Account represents the legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor, (c) except for defenses and business disputes arising in the ordinary course of business which in the aggregate are not material, the amount of each Account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinary course of business, and (d) except for defenses and business disputes arising in the ordinary course of business which in the aggregate are not material, no Account is subject to any offset, counterclaim, or other defense.

     Section 3.03.  Financing Statements.  No financing statement, security
                    --------------------
agreement or other Lien instrument covering all or any part of the Collateral is on file in any public office, except as may have been filed in favor of the Secured Party pursuant to this Agreement and except for financing statements evidencing Permitted Liens in favor of the Secured Party. Except as otherwise disclosed on Schedule 5 hereto, the Debtor does not do business and has not done
             ----------
business within the past five (5) years under a trade name or any name other than its legal name set forth at the beginning of this Agreement.

SECURITY AGREEMENT - Page 9
------------------

     Section 3.04. Principal Place of Business. The principal place of business
                   ---------------------------
and chief executive office of the Debtor, and the office where the Debtor keeps its books and records, is located at the address of the Debtor shown on the signature pages of this Agreement.

     Section 3.05.  Location of Collateral.  All Inventory (except Inventory in
                    ----------------------
transit) and Equipment (other than vehicles) of the Debtor are located at the places specified on Schedule 1 hereto. If any such location is leased by the
                    ----------
Debtor, the name and address of the landlord leasing such location is identified on Schedule 1 hereto. The Debtor has exclusive possession and control of its
   ----------
Inventory and Equipment. None of the Inventory or Equipment of the Debtor is evidenced by a Document (including, without limitation, a negotiable document of title). All Instruments, Chattel Paper and Security Certificates of the Debtor have been delivered to the Secured Party.

     Section 3.06.  Perfection.  Upon the filing of Uniform Commercial Code
                    ----------
financing statements in the jurisdictions listed on Schedule 2 attached hereto,
                                                    ----------
the filing of the Patent Security Agreement and the Trademark Security Agreement with the United States Patent and Trademark Office, the filing of the Copyright Security Agreement with the United States Copyright Office, and upon the Secured Party's obtaining possession of the Pledged Shares and all other Instruments, Chattel Paper and Security Certificates of the Debtor, the security interest in favor of the Secured Party created herein will constitute a valid and perfected Lien upon and security interest in the Collateral, subject to no equal or prior Liens except for those (if any) which constitute Permitted Liens in favor of the Secured Party.

     Section 3.07. Inventory. All Inventory has been produced in compliance with
                   ---------
all requirements of the Fair Labor Standards Act.

     Section 3.08.  Intellectual Property.
                    ---------------------

     (a)  The information contained on Schedule 3 hereto is true, correct and
                                       ----------
complete. All Intellectual Property of the Debtor is identified on Schedule 3
                                                                   ----------
hereto.

     (b) The Debtor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Intellectual Property free and clear of any Liens, charges or encumbrances, including, without limitation, any pledges, assignments, licenses, user agreements and covenants by the Debtor not to sue third Persons, other than Permitted Liens.

     (c) No claim has been made that the use of any of the Intellectual Property violates or may violate the rights of any third Person.

     (d)  Each of the Patents and Trademarks identified on Schedule 3 hereto has
                                                           ----------
been properly registered with the United States Patent and Trademark Office and each of the Copyrights identified on Schedule 3 hereto has been properly
                                     ----------
registered with the United States Copyright Office.

     Section 3.09.  Pledged Shares.
                    --------------

SECURITY AGREEMENT - Page 10
------------------

     (a) The Pledged Shares that are shares of a corporation have been duly authorized and validly issued and are fully paid and nonassessable, and the Pledged Shares that are membership or partnership interests (if any) have been validly granted, under the laws of the jurisdiction of organization of the issuers thereof.

     (b) The Debtor is the legal and beneficial owner of the Pledged Shares, free and clear of any Lien (other than the Lien created by this Agreement), and the Debtor has not sold, granted any option with respect to, assigned, transferred or otherwise disposed of any of its rights or interest in or to the Pledged Shares.

     (c) On the date hereof, the Pledged Shares constitute the percentage of the issued and outstanding shares of stock, partnership interests or membership interests of the issuers thereof indicated on Schedule 4, as such Schedule 4 may
                                              ----------          ----------
from time to time be supplemented, amended or modified.


     Section 3.10. Loan Purpose. The proceeds of the Loan shall be used by
                   ------------
Debtor solely to purchase securities of PurchasePooling.com, Inc.

                                  ARTICLE IV

                                   Covenants
                                   ---------

     The Debtor covenants and agrees with the Secured Party that until the Obligations are paid and performed in full:

     Section 4.01. Encumbrances. The Debtor shall not create, permit or suffer
                   ------------
to exist, and shall defend the Collateral against, any Lien or other encumbrance on the Collateral except for Permitted Liens, and shall defend the Debtor's rights in the Collateral and the Secured Party's pledge and collateral assignment of and security interest in the Collateral against the claims and demands of all Persons. The Debtor shall do nothing to impair the rights of the Secured Party in the Collateral.

     Section 4.02. Modification of Accounts. The Debtor shall, in accordance
                   ------------------------
with prudent business practices, endeavor to collect or cause to be collected from each account debtor under its Accounts, as and when due, any and all amounts owing under such Accounts. Without the prior written consent of the Secured Party the Debtor shall not (a) grant any extension of time for any payment with respect to any of the Accounts, (b) compromise, compound or settle any of the Accounts for less than the full amount thereof, (c) release, in whole or in part, any Person liable for payment of any of the Accounts, (d) allow any credit or discount for payment with respect to any Account other than trade discounts granted in the ordinary course of business, or (e) release any Lien or guaranty securing any Account.

     Section 4.03.  Disposition of Collateral.  Except for sales of Inventory in
                    -------------------------
the ordinary course of the Debtor's business, the Debtor shall not sell, lease, assign (by operation of law or

SECURITY AGREEMENT - Page 11
------------------
otherwise) or otherwise dispose of, or grant any option with respect to, the Collateral or any part thereof without the prior written consent of the Secured Party.

     Section 4.04.  Further Assurances.  At any time and from time to time, upon
                    ------------------
the request of the Secured Party, and at the sole expense of the Debtor, the Debtor shall promptly execute and deliver all such further agreements, documents and instruments and take such further action as the Secured Party may reasonably deem necessary or appropriate to preserve and perfect its security interest in and pledge and collateral assignment of the Collateral and carry out the provisions and purposes of this Agreement or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral, and, to the extent any of the Collateral is at any time in the custody of a Clearing Corporation or of a "custodian bank" or a nominee of either, as defined in the UCC, or any other Securities Intermediary, then the Debtor shall cause the Secured Party to obtain "control," as defined in Article or Chapter 8 of the UCC, of such Collateral in one of the manners prescribed in Article or Chapter 8.106 of the UCC. Except for Permitted Liens, the Debtor agrees to defend the title to the Collateral and the Lien thereon of the Secured Party against the claim of any other Person and to maintain and preserve such Lien. Without limiting the generality of the foregoing, the Debtor shall (a) execute and deliver to the Secured Party such financing statements as the Secured Party may from time to time require; (b) deliver and pledge to the Secured Party all Documents (including, without limitation, documents of title) evidencing Inventory or Equipment and cause the Secured Party to be named as lienholder on all Documents of title; (c) deliver and pledge to the Secured Party all Instruments and Chattel Paper of the Debtor with any necessary endorsements; and (d) execute and deliver to the Secured Party such other agreements, documents and instruments as the Secured Party may require to perfect and maintain the validity, effectiveness and priority of the Liens intended to be created hereunder. The Debtor authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Debtor where permitted by law. A carbon, photographic or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

     Section 4.05.  Insurance.  The Debtor will, at its own expense, maintain
                    ---------
insurance with respect to all Collateral which constitutes goods in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Secured Party from time to time. If requested by the Secured Party, each policy for property damage insurance shall provide for all losses to be paid directly to the Secured Party. If requested by the Secured Party, each policy of insurance maintained by the Debtor shall (i) name the Debtor and the Secured Party as insured parties thereunder (without any representation or warranty by or obligation upon the Secured Party) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Secured Party notwithstanding any action, inaction or breach of representation or warranty by the Debtor, (iii) provide that there shall be no recourse against the Secured Party for payment of premiums or other amounts with respect thereto, and (iv) provide that at least thirty (30) days prior written notice of cancellation or of lapse shall be given to the Secured Party by the insurer. The Debtor will, if requested by the Secured Party, deliver to the Secured Party original or duplicate policies of such insurance and, as often as the Secured Party may reasonably request, a report of a reputable insurance broker with respect to such

SECURITY AGREEMENT - Page 12
------------------
insurance. The Debtor will also, at the request of the Secured Party, duly execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment. All insurance payments in respect of loss of or damage to any Collateral shall be paid to the Secured Party and applied as the Secured Party in its sole discretion deems appropriate.

     Section 4.06.  Bailees.  If any of the Collateral is at any time in the
                    -------
possession or control of any warehouseman, bailee or any of the Debtor's agents or processors, the Debtor shall, at the request of the Secured Party, notify such warehouseman, bailee, agent or processor of the security interest created hereunder and shall instruct such Person to hold such Collateral for the Secured Party's account subject to the Secured Party's instructions.

     Section 4.07. Inspection Rights. The Debtor shall permit the Secured Party
                   -----------------
and its representatives to examine, inspect and audit the Collateral and to examine, inspect and audit the Debtor's books and records at any reasonable time and after notice, and as the Secured Party may desire. The Secured Party may at any time and from time to time contact account debtors to verify the existence, amounts and terms of the Accounts.

     Section 4.08.  Mortgagee and Landlord Waivers.  The Debtor shall cause each
                    ------------------------------
mortgagee of real property owned by the Debtor and each landlord of real property leased by the Debtor to execute and deliver instruments satisfactory in form and substance to the Secured Party by which such mortgagee or landlord waives its rights, if any, in the Collateral.

     Section 4.09. Legal Changes. The Debtor shall not change its name, identity
                   -------------
or legal structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless the Debtor shall have given the Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Secured Party to protect its Liens and the perfection and priority thereof. The Debtor shall not change its principal place of business, chief executive office or the place where it keeps its books and records unless it shall have given the Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Secured Party to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

     Section 4.10. Books and Records; Information. The Debtor shall keep
                   ------------------------------
accurate and complete books and records of the Collateral and the Debtor's business and financial condition in accordance with generally accepted accounting principles consistently applied. The Debtor shall from time to time at the request of the Secured Party deliver to the Secured Party such information regarding the Collateral and the Debtor as the Secured Party may request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. To the extent required by Section 4.04 of this Agreement, the Debtor shall mark its books and
            ------------
records to reflect the security interest of the Secured Party under this Agreement.

     Section 4.11.  Equipment and Inventory.
                    -----------------------

SECURITY AGREEMENT - Page 13
------------------

     (a) The Debtor shall keep the Equipment (other than vehicles) and Inventory (other than Inventory in transit) at the locations specified on
Schedule 1 hereto or, upon thirty (30) days prior written notice to the Secured
----------
Party, at such other places within the United States of America where all action required to perfect the Secured Party's security interest in the Equipment and Inventory with the priority required by this Agreement shall have been taken.

     (b) The Debtor shall maintain the Equipment and Inventory in good condition and repair (ordinary wear and tear excepted) and in accordance with any manufacturer's manual. The Debtor shall not permit any waste or destruction of the Equipment or Inventory or any part thereof. The Debtor shall not permit the Equipment or Inventory to be used in violation of any law, rule or regulation or the terms of any policy of insurance. The Debtor shall not use or permit any of the Equipment or Inventory to be used in any manner or for any purpose that would impair its value or expose it to unusual risk.

     (c) In producing Inventory, the Debtor shall comply with all requirements of the Fair Labor Standards Act.

     Section 4.12. Warehouse Receipts Non-Negotiable. The Debtor agrees that if
                   ---------------------------------
any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7.104 of the UCC) unless such warehouse receipt or receipt in the nature thereof is delivered to the Secured Party.

     Section 4.13.  Notification.  The Debtor shall promptly notify the Secured
                    ------------
Party of (a) any Lien, encumbrance or claim that has attached to or been made or asserted against any of the Collateral, (b) any material change in any of the Collateral, including, without limitation any material damage to or loss of Collateral, and (c) the occurrence of any other event or condition (including, without limitation, matters as to Lien priority) that could have a material adverse effect on the Collateral or the security interest created hereunder.

     Section 4.14. Collection of Accounts. So long as no Default has occurred
                    ----------------------
and is continuing and except as otherwise provided in this Section 4.14 and in
                                                           ------------
Section 5.01, the Debtor shall have the right to collect and receive payments on
------------
the Accounts. In connection with such collections, the Debtor may take (and, at the Secured Party's direction, shall take) such actions as the Debtor or the Secured Party may deem necessary or advisable to enforce collection of the Accounts. Upon the request of the Secured Party, the Debtor shall cause all account debtors and other Persons obligated in respect of the Accounts to make all payments on the Accounts directly to any collection or collateral account established by the Secured Party and the Debtor shall cause all other Proceeds of Collateral to be deposited directly to such account. Until such Proceeds are delivered to such account, such Proceeds shall be held in trust by the Debtor for the benefit of the Secured Party and shall not be commingled with any other funds or property of the Debtor. All Proceeds of Collateral received by the Secured Party pursuant to this Section 4.14 will be applied by the Secured Party
                               ------------
to the Obligations as provided in the Note.

     Section 4.15.  Intellectual Property.
                    ---------------------

SECURITY AGREEMENT - Page 14
------------------

     (a) The Debtor shall prosecute diligently all applications in respect of Intellectual Property, now or hereafter pending.

     (b) The Debtor shall make federal applications on all of its unpatented but patentable inventions and all of its registrable but unregistered Copyrights and Trademarks.

     (c) The Debtor shall preserve and maintain all of its rights in the Intellectual Property and shall protect the Intellectual Property from infringement, unfair competition, cancellation or dilution by all appropriate action, including the commencement and prosecution of legal proceedings to recover damages for infringement and to defend and preserve its rights in the Intellectual Property.

     (d)  The Debtor shall not abandon any of the Intellectual Property.

     (e) The Debtor shall not sell or assign any of its interest in, or grant any license under (except as permitted by Section 5.05 hereof), any of the
                                          ------------
Intellectual Property without the prior written consent of the Secured Party and shall maintain the quality of any and all products and services with respect to which the Intellectual Property is used. The Debtor shall not enter into any agreement regarding Intellectual Property, including, but not limited to any licensing agreement not permitted by Section 5.05 hereof, that is or may be
                                     ------------
inconsistent with the Debtor's obligations under this Agreement.

     (f) If the Debtor shall obtain rights to or become entitled to the benefit of any Intellectual Property not identified on Schedule 3 hereto, the Debtor
                                               ----------
shall give the Secured Party prompt written notice thereof and the provisions of this Agreement shall automatically apply thereto and the Debtor hereby authorizes the Secured Party to modify or update Schedule 3 hereto to include
                                                 ----------
any such new Intellectual Property.

     (g) Upon the occurrence of any event that would require any addition to or modification of Schedule 3 hereto or upon the request of the Secured Party, the
                ----------
Debtor shall furnish to the Secured Party statements and schedules further identifying the Intellectual Property and such other items in connection with the Intellectual Property as the Secured Party may request. Promptly upon the request of the Secured Party, the Debtor shall modify this Agreement by amending
Schedule 3 hereto to include any Intellectual Property that becomes part of the
----------
Collateral.

     (h) If a Default shall have occurred and be continuing, the Debtor shall use its best efforts to obtain any consents, waivers or agreements necessary to enable the Secured Party to exercise its rights and remedies with respect to the Intellectual Property.

     (i) The Debtor shall, at the request of the Secured Party, execute and deliver to the Secured Party the Copyright Security Agreement, the Patent Security Agreement, and the Trademark Security Agreement and all other documents, instruments, and other items as may be necessary for the Secured Party to file such agreements with the United States Copyright Office, the United States Patent and Trademark Office, and any similar domestic or foreign office, department, or agency. The Debtor will, at any time and from time to time upon the request of

SECURITY AGREEMENT - Page 15
------------------
the Secured Party, execute and deliver to the Secured Party all such other agreements, documents, instruments and other items as may be necessary or appropriate for the Secured Party to create and perfect its security interest in the Intellectual Property and to make all appropriate filings with respect thereto.

     Section 4.16.  Voting Rights; Distributions, etc.
                    ----------------------------------

     (a)  So long as no Default shall have occurred and be continuing:

          (i) The Debtor shall be entitled to exercise any and all voting and other consensual rights (including, without limitation, the right to give consents, waivers and notifications in respect of any of the Pledged Collateral) pertaining to any of the Pledged Collateral or any part thereof; provided; however, that without the prior written consent of the Secured Party, no vote shall be cast or consent, waiver or ratification given or action taken which would (x) be inconsistent with or violate any provision of this Agreement or (y) amend, modify or waive any term, provision or condition of the certificate of incorporation, by-laws, certificate of formation or other charter document or other agreement relating to, evidencing, providing for the issuance of or securing any Collateral; and provided further that the Debtor shall give the Secured Party at least five (5) Business Days' prior written notice in the form of an officer's certificate of the manner in which it intends to exercise, or the reasons for refraining from exercising, any voting or other consensual rights pertaining to the Collateral or any part thereof which might have a material adverse effect on the value of the Collateral or any part thereof; and

          (ii) Unless a Default shall have occurred and be continuing, the Debtor shall be entitled to receive and retain any and all dividends and interest paid in respect to any of the Collateral; provided, however, that any
                                                   --------  -------
and all

                 (A) dividends, interest or other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,

                 (B) dividends, interest or other distributions hereafter paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                 (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral,

shall be, and shall be forthwith delivered to the Secured Party to hold as, Collateral and shall, if received by the Debtor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of the Debtor and be forthwith delivered to the Secured Party as Collateral in the same form as so received (with any necessary endorsement). All amounts (other than amounts described in clauses (ii) (A)-(C) above) received by the Secured
                          --------------------
Party in respect of any Pledged Collateral shall be either (1) promptly released to the Debtor, so long as no Default shall have occurred and be continuing or
(2) if any Default shall have occurred and be continuing, held by the Secured Party and applied to the Obligations. During the continuance of

SECURITY AGREEMENT - Page 16
------------------
any Default, any dividends, interest or other distributions (whether in cash, securities, property or otherwise) received by the Debtor with respect to any Pledged Collateral shall be held by the Debtor in trust for the benefit of the Secured Party and, upon the request of the Secured Party, shall be delivered promptly to the Secured Party to hold as Collateral. If such Default is waived or cured to the satisfaction of the Secured Party, any such distributions (except those of the types described in clauses (ii)(A)-(C) above) shall be
                                        -------------------
returned promptly to the Debtor (provided that no other Default exists).

     (b)  Upon the occurrence and during the continuance of a Default:

          (i) The Secured Party may, without notice to the Debtor, transfer or register in the name of the Secured Party or any of its nominees any or all of the Collateral described in Section 2.01(k) through (m) of this Agreement,
                               ---------------         ---
the proceeds thereof (in cash or otherwise) and all liens, security, rights, remedies and claims of the Debtor with respect thereto (collectively, the "Pledged Collateral") held by the Secured Party hereunder, and the Secured Party
-------------------
or its nominee may thereafter, after delivery of notice to the Debtor, exercise all voting and corporate rights at any meeting of any corporation, partnership or other business entity issuing any of the Pledged Collateral and any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange at its discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation, partnership or other business entity issuing any of such Pledged Collateral or upon the exercise by any such issuer or the Secured Party of any right, privilege or option pertaining to any of the Pledged Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it but the Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options, and the Secured Party shall not be responsible for any failure to do so or delay in so doing.

          (ii) All rights of the Debtor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Subsection 4.16(a)(i) and to receive the dividends, interest and other
---------------------
distributions which it would otherwise be authorized to receive and retain pursuant to Subsection 4.16(a)(ii) shall be suspended until such Default shall
            ----------------------
no longer exist, and all such rights shall, until such Default shall no longer exist, thereupon become vested in the Secured Party which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends, interest and other distributions.

          (iii) All dividends, interest and other distributions which are received by the Debtor contrary to the provisions of this Subsection 4.16(b)
                                                          ------------------
shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Debtor and shall be forthwith paid over to the Secured Party as Collateral in the same form as so received (with any necessary endorsement).

SECURITY AGREEMENT - Page 17
------------------

          (iv) The Debtor shall execute and deliver (or cause to be executed and delivered) to the Secured Party all such proxies and other instruments as the Secured Party may reasonably request for the purpose of enabling the Secured Party to exercise the voting and other rights which it is entitled to exercise pursuant to this Subsection 4.16(b) and to receive the dividends, interest and
                 ------------------
other distributions which it is entitled to receive and retain pursuant to this Subsection 4.16(b). The foregoing shall not in any way limit the Secured Party's
------------------
power and authority granted pursuant to Section 5.01.
                                        ------------

     Section 4.17.  Transfers and Other Liens.
                    -------------------------

     (a) The Debtor shall not grant any option with respect to, exchange, sell or otherwise dispose of any of the Collateral, except for the sales of inventory in the ordinary course of its business, or create or permit to exist any Lien upon or with respect to any of the Collateral except for the Liens created hereby.

     (b) The Debtor agrees that it will (i) cause each issuer of any of the Collateral not to issue any shares of stock, notes or other securities or instruments in addition to or in substitution for any of the Collateral, except, with the written consent of the Secured Party, to the Debtor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all such shares of stock, membership interests, partnership interests, notes or instruments, and (iii) promptly (and in any event within three Business
Days) deliver to the Secured Party an Amendment, duly executed by the Debtor, in substantially the form of Exhibit D hereto (an "Amendment"), in respect of such
                          ---------
shares of stock, membership interests, partnership interests, notes or instruments, together with all certificates, notes or other instruments representing or evidencing the same. The Debtor hereby (i) authorizes the Secured Party to attach each Amendment to this Agreement, (ii) agrees that all such shares of stock, membership interests, partnership interests, notes or instruments listed on any Amendment delivered to the Secured Party shall for all purposes hereunder constitute Collateral, and (iii) is deemed to have made, upon such delivery, the representations and warranties contained in Article III with
                                                               -----------
respect to such Collateral.

     Section 4.18. Possession; Reasonable Care. Regardless of whether a Default
                   ---------------------------
has occurred or is continuing, the Secured Party shall have the right to hold in its possession all Pledged Collateral pledged, assigned or transferred hereunder and from time to time constituting a portion of the Collateral. The Secured Party may, from time to time, in its sole discretion, appoint one or more agents (which in no case shall be the Debtor or an affiliate of the Debtor) to hold physical custody, for the account of the Secured Party, of any or all of the Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Following the occurrence of a Default, the Secured Party shall be entitled to take possession of the Collateral.

SECURITY AGREEMENT - Page 18
------------------

     Section 4.19.  Acknowledgment of Pledge.  The Debtor shall deliver to the
                    ------------------------
Secured Party, concurrently with the execution hereof, acknowledgment by each financial institution in which any Deposit Account is held or maintained that the pledge of such Deposit Account has been recorded in the books and records of the financial institution, and that the Secured Party shall have dominion and control over such Deposit Account, such acknowledgment to be in form and substance satisfactory to the Secured Party.

                                   ARTICLE V

                          Rights of the Secured Party
                          ---------------------------

     Section 5.01. Power of Attorney. The Debtor hereby irrevocably constitutes
                   -----------------
and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of the Debtor or in its own name, to take after the occurrence and during the continuance of a Default and from time to time thereafter, any and all action and to execute any and all documents and instruments which the Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, the Debtor hereby gives the Secured Party the power and right on behalf of the Debtor and in its own name to do any of the following after the occurrence and during the continuance of a Default and from time to time thereafter, without notice to or the consent of the
Debtor:

          (a) to demand, sue for, collect or receive, in the name of the Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title or any other instruments for the payment of money under the Collateral or any policy of insurance;

          (b) to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral;

          (c) to notify post office authorities to change the address for delivery of mail of the Debtor to an address designated by the Secured Party and to receive, open and dispose of mail addressed to the Debtor;

          (d) (i) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Secured Party or as the Secured Party shall direct; (ii) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications and notices in connection with accounts and other documents relating to the Collateral; (iv) to commence and prosecute any suit, action or proceeding at law or in equity in any court of

SECURITY AGREEMENT - Page 19
------------------
     competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action or proceeding brought against the Debtor with respect to any Collateral; (vi) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; (vii) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms as the Secured Party may determine;
     (viii) to add or release any guarantor, indorser, surety or other party to any of the Collateral; (ix) to renew, extend or otherwise change the terms and conditions of any of the Collateral; (x) to grant or issue any exclusive or nonexclusive license under or with respect to any of the Intellectual Property; (xi) to endorse the Debtor's name on all applications, documents, papers and instruments necessary or desirable in order for the Secured Party to use any of the Intellectual Property; (xii) to make, settle, compromise or adjust any claims under or pertaining to any of the Collateral (including claims under any policy of insurance); and
     (xiii) to sell, transfer, pledge, convey, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve, maintain, or realize upon the Collateral and the Secured Party's security interest therein.

     This power of attorney is a power coupled with an interest and shall be irrevocable. The Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither the Secured Party nor any Person designated by the Secured Party shall be liable for any act or omission or for any error of judgment or any mistake of fact or law. This power of attorney is conferred on the Secured Party solely to protect, preserve, maintain and realize upon its security interest in the Collateral. The Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any Lien given to secure the Collateral.

     Section 5.02. Setoff. The Secured Party shall have the right to set off and
                   ------
apply against the Obligations, at any time and without notice to the Debtor, any and all deposits (general, time or demand, provisional or final) or other sums at any time credited by or owing from the Secured Party to the Debtor whether or not the Obligations are then due. The rights and remedies of the Secured Party hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) that the Secured Party may have.

     Section 5.03. Assignment by the Secured Party. The Secured Party may at any
                   -------------------------------
time assign or otherwise transfer all or any portion of its rights and obligations under this Agreement and the Note, in connection with an assignment of the Obligations, to any other Person, and such Person shall thereupon become vested with all the benefits thereof granted to the Secured Party herein or otherwise.

SECURITY AGREEMENT - Page 20
------------------

     Section 5.04. Performance by the Secured Party. If the Debtor shall fail to
                   --------------------------------
perform any covenant or agreement contained in this Agreement, the Secured Party may perform or attempt to perform such covenant or agreement on behalf of the Debtor. In such event, the Debtor shall, at the request of the Secured Party, promptly pay any amount expended by the Secured Party in connection with such performance or attempted performance to the Secured Party, together with interest thereon at the applicable rate of interest set forth in the Note from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that the Secured Party shall not have any liability or responsibility for the performance of any obligation of the Debtor under this Agreement.

     Section 5.05. License. If no Default shall have occurred and be continuing,
                   -------
the Debtor shall have the exclusive, non-transferable right and license to use the Intellectual Property in the ordinary course of business and the exclusive right to grant to other Persons licenses and sublicenses with respect to the Intellectual Property for full and fair consideration. The Debtor agrees not to sell or assign its interest in, or grant any sublicense under, the license granted under this Section 5.05 without the prior written consent of the Secured
                   ------------
Party.

     Section 5.06. Change of Depository. In the event of the termination by any
                   --------------------
financial institution in which any Deposit Account is maintained of any agreement with or for the benefit of the Secured Party, or if any such financial institution shall fail to comply with any provisions of any such agreement or any instructions of the Secured Party in accordance with any such agreement or this Agreement, or if the Secured Party determines in its sole discretion that the financial condition of any such financial institution has materially deteriorated, the Debtor agrees to transfer the affected Deposit Account(s) to another financial institution acceptable to the Secured Party and cause such substitute financial institution to execute such agreements as the Secured Party may require, in form and substance reasonably acceptable to the Secured Party, to ensure that the Secured Party has a perfected, first priority security interest in the Deposit Account(s) held with such substitute financial institution. If any affected Deposit Account is a lockbox account, the Debtor agrees to notify its account debtors promptly to remit all payments which were being sent to the terminated Deposit Account directly to the substitute Deposit Account.

     Section 5.07. Collection of Deposit Accounts. Upon written demand from the
                   ------------------------------
Secured Party to any financial institution in which any of the Deposit Accounts are maintained, each such financial institution is hereby authorized and directed by the Debtor to make payment directly to the Secured Party of the funds in or credited to the Deposit Accounts, or such part thereof as the Secured Party may request, and each such financial institution shall be fully protected in relying upon the written statement of the Secured Party that the Deposit Accounts are at the time of such demand assigned hereunder and that the Secured Party is entitled to payment of the Obligations therefrom. The Secured Party's receipt for sums paid it pursuant to such demand shall be a full and complete release, discharge and acquittance to the Depository or other financial institution making such payment to the extent of the amount so paid. The Debtor hereby authorizes the Secured Party upon the occurrence and during the continuation of a Default and so long as any part of the Obligations remain unpaid, (i) to withdraw, collect and receipt for any and all funds, securities or other investments on deposit in or payable on the Deposit Accounts; (ii) on behalf of

SECURITY AGREEMENT - Page 21
------------------
the Debtor to endorse the name of the Debtor upon any checks, drafts or other instruments payable to the Debtor evidencing payment on the Deposit Accounts; and (iii) to surrender or present for notation of withdrawal the passbook, certificate or other documents issued to the Debtor in connection with the Deposit Accounts. No power granted herein to the Secured Party by the Debtor shall terminate upon any disability of the Debtor.

                                  ARTICLE VI

                                    Default
                                    -------

     Section 6.01. Rights and Remedies. If a Default shall have occurred and be
                   -------------------
continuing, the Secured Party shall have the following rights and remedies:

          (i) In addition to all other rights and remedies granted to the Secured Party in this Agreement or in the Note or by applicable law, the Secured Party shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) and the Secured Party may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable or otherwise as may be permitted by law. Without limiting the generality of the foregoing, the Secured Party may
(A) without demand or notice to the Debtor, collect, receive or take possession of the Collateral or any part thereof and for that purpose the Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (B) sell, lease or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable or otherwise as may be permitted by law. The Secured Party shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of the Debtor, which right or equity of redemption is hereby expressly waived and released by the Debtor. Upon the request of the Secured Party, the Debtor shall assemble the Collateral and make it available to the Secured Party at any place designated by the Secured Party that is reasonably convenient to the Debtor and the Secured Party. The Debtor agrees that the Secured Party shall not be obligated to give more than five (5) days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Debtor shall be liable for all expenses of retaking, holding, preparing for sale or the like, and all attorneys' fees, legal expenses and other costs and expenses incurred by the Secured Party in connection with the collection of the Obligations and the

SECURITY AGREEMENT - Page 22
------------------
enforcement of the Secured Party's rights under this Agreement. The Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral applied to the Obligations are insufficient to pay the Obligations in full. The Secured Party may apply the Collateral against the Obligations in such order and manner as the Secured Party may elect in its sole discretion. The Debtor waives all rights of marshaling, valuation and appraisal in respect of the Collateral. Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and then or at any time thereafter applied in whole or in part by the Secured Party against, the Obligations in such order as the Secured Party shall select. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by the Secured Party and remaining after payment in full of all the Obligations shall be paid over to the Debtor or to whomsoever may be lawfully entitled to receive such surplus; provided that the Secured Party shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

          (ii) The Secured Party may cause any or all of the Collateral held by it to be transferred into the name of the Secured Party or the name or names of the Secured Party's nominee or nominees.

          (iii) The Secured Party may exercise any and all rights and remedies of the Debtor under or in respect of the Collateral, including, without limitation, any and all rights of the Debtor to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral and any and all voting rights and corporate powers in respect of the Collateral.

          (iv) The Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

          (v) On any sale of the Collateral, the Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

          (vi) For purposes of enabling the Secured Party to exercise its rights and remedies under this Section 6.01 and enabling the Secured Party and
                               ------------
its successors and assigns to enjoy the full benefits of the Collateral, the Debtor hereby grants to the Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Debtor) to use, assign, license or sublicense any of the Intellectual Property, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and all computer programs used for the completion or printout thereof. This license shall also inure to the benefit of all successors, assigns and transferees of the Secured Party.

          (vii) The Secured Party may require that the Debtor assign all of its right, title and interest in and to the Intellectual Property or any part thereof to the Secured Party or such

SECURITY AGREEMENT - Page 23
------------------
other Person as the Secured Party may designate pursuant to documents satisfactory to the Secured Party.

     6.02.     Registration Rights, Private Sales, etc.
               ----------------------------------------

     (a) If the Secured Party shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.01, the Debtor agrees that, upon
                                     ------------
the reasonable request of the Secured Party (which request may be made by the Secured Party in its sole discretion), the Debtor will, at its own expense:

          (i) execute and deliver, and cause each issuer of any of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such agreements, documents and instruments, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Secured Party, advisable to register such Collateral under the provisions of the Securities Act (as hereinafter defined) and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

          (ii) use its best efforts to qualify such Collateral under all applicable state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of such Collateral, as requested by the Secured Party;

          (iii) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

          (iv) do or cause to be done all such other acts and things as may be reasonably necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law; and

          (v) bear all reasonable costs and expenses, including reasonable attorneys' fees, of carrying out its obligations under this Section 6.02.
                                                            ------------

     (b) The Debtor recognizes that the Secured Party may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the laws of any jurisdiction outside the United States or in the Securities Act of 1933, as amended from time to time (the "Securities Act"), and
                                                           --------------
applicable state securities laws but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. The Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner.

SECURITY AGREEMENT - Page 24
------------------

The Secured Party shall not be under any obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of such securities to register such securities under the laws of any jurisdiction outside the United States, under the Securities Act or under any applicable state securities laws, even if such issuer would agree to do so.

     (c) The Debtor further agrees to do or cause to be done, to the extent that the Debtor may do so under applicable law, all such other acts and things as may be necessary to make such sales or resales of any portion or all of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Debtor's expense. The Debtor further agrees that a breach of any of the covenants contained in this Section 6.02 will cause irreparable injury to the Secured Party and that
     ------------
the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section
                                                                        -------
6.02 shall be specifically enforceable against the Debtor, and the Debtor hereby
----
waives and agrees, to the fullest extent permitted by law, not to assert as a defense against an action for specific performance of such covenants that (i) the Debtor's failure to perform such covenants will not cause irreparable injury to the Secured Party or (ii) the Secured Party has an adequate remedy at law in respect of such breach. The Debtor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Secured Party by reason of a breach of any of the covenants contained in this Section 6.02
                                                                ------------
and, consequently, agrees that, if the Debtor shall breach any of such covenants and the Secured Party shall sue for damages for such breach, the Debtor shall pay to the Secured Party, as liquidated damages and not as a penalty, an aggregate amount equal to the value of the Collateral on the date the Secured Party shall demand compliance with this Section 6.02.
                                        ------------

     (d) THE DEBTOR HEREBY AGREES TO INDEMNIFY, PROTECT AND SAVE HARMLESS THE SECURED PARTY AND ANY CONTROLLING PERSONS THEREOF WITHIN THE MEANING OF THE SECURITIES ACT FROM AND AGAINST ANY AND ALL LIABILITIES, SUITS, CLAIMS, COSTS AND EXPENSES (INCLUDING COUNSEL FEES AND DISBURSEMENTS) ARISING UNDER THE SECURITIES ACT, THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, ANY APPLICABLE STATE SECURITIES STATUTE, OR AT COMMON LAW, OR PURSUANT TO ANY OTHER APPLICABLE LAW IN CONNECTION WITH THE AFORESAID REGISTRATION, INSOFAR AS SUCH LIABILITIES, SUITS, CLAIMS, COSTS AND EXPENSES ARISE OUT OF, OR ARE BASED UPON, ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OF A MATERIAL FACT CONTAINED IN ANY REGISTRATION STATEMENT RELATING TO ANY PART OF THE COLLATERAL, OR SUCH REGISTRATION STATEMENT AS AMENDED OR SUPPLEMENTED, OR ARISES OUT OF, OR IS BASED UPON, THE OMISSION OR ALLEGED OMISSION TO STATE THEREIN A MATERIAL FACT REQUIRED TO BE STATED THEREIN OR NECESSARY TO MAKE THE STATEMENTS THEREIN NOT MISLEADING; PROVIDED, HOWEVER, THAT THE DEBTOR SHALL NOT BE LIABLE IN ANY SUCH CASE TO THE EXTENT THAT ANY SUCH LIABILITIES, SUITS, CLAIMS, COSTS AND EXPENSES ARISE OUT OF, OR ARE BASED UPON, ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OR OMISSION OR ALLEGED OMISSION MADE IN THE AFORESAID

SECURITY AGREEMENT - Page 25
------------------

REGISTRATION STATEMENT OR THE AFORESAID REGISTRATION STATEMENT AS AMENDED OR SUPPLEMENTED, IN RELIANCE UPON AND IN CONFORMITY WITH WRITTEN INFORMATION FURNISHED TO THE DEBTOR BY THE SECURED PARTY SPECIFICALLY FOR INCLUSION THEREIN. THE FOREGOING INDEMNITY AGREEMENT IS IN ADDITION TO ANY INDEBTEDNESS, LIABILITY OR OBLIGATION THAT THE DEBTOR MAY OTHERWISE HAVE TO THE SECURED PARTY OR ANY SUCH CONTROLLING PERSON.

                                  ARTICLE VII

                                 Miscellaneous
                                 -------------

     Section 7.01. No Waiver; Cumulative Remedies. No failure on the part of the
                   ------------------------------
Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section 7.02. Successors and Assigns. This Agreement shall be binding upon
                   ----------------------
and inure to the benefit of the Debtor and the Secured Party and their respective heirs, successors and assigns, except that the Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Secured Party.

     Section 7.03.  Amendment; Entire Agreement.  This Agreement embodies the
                    ---------------------------
final, entire agreement among the parties hereto and supersedes any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no unwritten oral agreements among the parties hereto. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto, except as provided in Section 4.15(g).
                      ---------------

     Section 7.04. Notices. All notices and other communications provided for in
                   -------
this Agreement shall be given or made by telecopy or in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof, or, as to any party, at such other address as shall be designated by such party in a notice to the other party given in accordance with this
Section 7.04. Except as otherwise provided in this Agreement, all such
------------
communications shall be deemed to have been duly given when transmitted by telecopy or when personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid; provided, however, that
                                                       -----------------
notices to the Secured Party shall be deemed given when received by the Secured Party.

     Section 7.05. Governing Law; Submission to Jurisdiction; Service of
                   -----------------------------------------------------

Process. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,
-------

SECURITY AGREEMENT - Page 26
------------------

THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND APPLICABLE LAWS OF THE UNITED STATES.

     Section 7.06.  Headings.  The headings, captions, and arrangements used in
                    --------
this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 7.07.  Survival of Representations and Warranties.  All
                    ------------------------------------------
representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Secured Party shall affect the representations and warranties or the right of the Secured Party to rely upon them.

     Section 7.08. Counterparts. This Agreement may be executed in any number of
                   ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 7.09. Waiver of Bond. In the event the Secured Party seeks to take
                   --------------
possession of any or all of the Collateral by judicial process, the Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action

     Section 7.10.  Severability.  Any provision of this Agreement which is
                    ------------
determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 7.11.  Construction.  The Debtor and the Secured Party acknowledge
                    ------------
that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Debtor and the Secured Party.

     Section 7.12.  Termination.  If all of the Obligations shall have been paid
                    -----------
and performed in full, the Secured Party shall, upon the written request of the Debtor, execute and deliver to the Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to the Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Secured Party and has not previously been sold or otherwise applied pursuant to this Agreement.

     Section 7.13.  Waiver of Jury Trial.  TO THE FULLEST EXTENT PERMITTED BY
                    --------------------
APPLICABLE LAW, THE DEBTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE

SECURITY AGREEMENT - Page 27
------------------

TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

                           (Signature page follows)


SECURITY AGREEMENT - Page 28
------------------

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.


                                  DEBTOR:

                                  EDGE TECHNOLOGY GROUP, INC.


                                  By:  /s/ Pierre Koshakji
                                       -------------------
                                  Name:  Pierre Koshakji
                                  Title: President

                                  Address for Notices:
                                  901 Yamato Road, Suite 175
                                  Boca Raton, Florida 33431
                                  Fax No.: (561) 750-7299
                                  Telephone No.: (561) 750-7559
                                  Attention:   Pierre Koshakji
                                               President

                                  SECURED PARTY:

                                  CATALYST MASTER FUND, L.P.

                                  By:  Catalyst GP, Ltd., its General Partner


                                       By:  /s/ J. Keith Benedict
                                            ---------------------
                                            J. Keith Benedict
                                            Vice President

                                  Address for Notices:
                                  Catalyst GP, Ltd.
                                  1601 Elm Street
                                  4000 Renaissance Tower
                                  Dallas, Texas 75201
                                  Fax No.: (214) 720-1662
                                  Telephone No.: (214) 720-1660
                                  Attention: J. Keith Benedict



SECURITY AGREEMENT - Page 29
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                         Schedules and Exhibits Omitted



SECURITY AGREEMENT - Page 30
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